Exhibit 10.13


The Board of Directors
Valesul Aluminio S.A.


Consent of Independent Accountants

We consent to the use of our audit report dated January 17, 2002, included herein in this Statement on Form 20 - F of Companhia Vale do Rio Doce, relating to the financial statements of Valesul Aluminio S.A. as of December 31, 2000 and 2001 and for the three years period ended December 31, 2001.


/s/ KPMG Auditors Independentes

KPMG Auditores Independentes

Rio de Janeiro, Brazil

June 27, 2002